Exhibit 4.1



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                             COMMERCE BANCORP, INC.

                         ------------------------------




                         ------------------------------


                                    INDENTURE

                     Dated as of [_______________ ___, 20__]
                         ------------------------------




                              THE BANK OF NEW YORK


                                   as Trustee


                         ------------------------------


                             SENIOR DEBT SECURITIES







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



                             COMMERCE BANCORP, INC.

         RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939 AND
               INDENTURE, DATED AS OF [______________ ___, 20___]

    TRUST INDENTURE                                                                         INDENTURE
      ACT SECTION                                                                            SECTION
      -----------                                                                            -------

         310(a)(1)                                                                              6.09
         310(a)(2)                                                                              6.09
         310(a)(3)                                                                              N/A
         310(a)(4)                                                                              N/A
         310(a)(5)                                                                              6.09
         310(b)                                                                                 6.08; 6.10
         310(c)                                                                                 N/A
         311(a)                                                                                 6.13
         311(b)                                                                                 6.13
         311(b)(2)                                                                              6.13
         312(a)                                                                                 7.01; 7.02(a)
         312(b)                                                                                 7.02(b)
         312(c)                                                                                 7.02(c)
         313(a)                                                                                 7.03(a)
         313(b)                                                                                 7.03(b)
         313(c)                                                                                 7.03(a), 7.03(b)
         313(d)                                                                                 7.03(b)
         314(a)(1), (2) and (3)                                                                 7.04
         314(a)(4)                                                                              N/A
         314(b)                                                                                 N/A
         314(c)(1)                                                                              1.02
         314(c)(2)                                                                              1.02
         314(c)(3)                                                                              N/A
         314(d)                                                                                 N/A
         314(e)                                                                                 1.02
         314(f)                                                                                 N/A
         315(a)                                                                                 6.01(a)
         315(b)                                                                                 6.02; 7.03(a)(6)
         315(c)                                                                                 6.01(b)
         315(d)                                                                                 6.01(c)
         315(d)(1)                                                                              6.01(c)(1)
         315(d)(2)                                                                              6.01(c)(2)
         315(d)(3)                                                                              6.01(c)(3)
         315(e)                                                                                 5.14
         316(a)                                                                                 1.01
         316(a)(1)(A)                                                                           5.02; 5.12
         316(a)(1)(B)                                                                           5.13
         316(a)(2)                                                                              N/A
         316(b)                                                                                 5.08
         316(c)                                                                                 1.04 (g)
         317(a)(1)                                                                              5.03
         317(a)(2)                                                                              5.04
         317(b)                                                                                 10.03
         318(a)                                                                                 1.07

THIS RECONCILIATION AND TIE SHALL NOT, FOR ANY PURPOSE, BE DEEMED TO BE PART OF
THE INDENTURE.

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


                                TABLE OF CONTENTS
                                -----------------

                                                                                                                 PAGE
                                                                                                                 ----


                                    ARTICLE I
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

   Section 1.01  Definitions......................................................................................1
   Section 1.02  Compliance Certificates and Opinions.............................................................7
   Section 1.03  Form of Documents Delivered to Trustee...........................................................8
   Section 1.04  Acts of Securityholders..........................................................................9
   Section 1.05  Notices, etc., to Trustee and Company...........................................................10
   Section 1.06  Notice to Securityholders; Waiver...............................................................10
   Section 1.07  Conflict with Trust Indenture Act...............................................................11
   Section 1.08  Effect of Headings and Table of Contents........................................................11
   Section 1.09  Successors and Assigns..........................................................................12
   Section 1.10  Separability Clause.............................................................................12
   Section 1.11  Benefits of Indenture...........................................................................12
   Section 1.12  Governing Law...................................................................................12
   Section 1.13  Legal Holidays..................................................................................12
   Section 1.14  Waiver of Trial by Jury.........................................................................12

                                   ARTICLE II
                                 SECURITY FORMS

   Section 2.01  Forms Generally.................................................................................13
   Section 2.02  Form of Securities..............................................................................13
   Section 2.03  Form of Trustee's Certificate of Authentication.................................................14

                                   ARTICLE III
                                 THE SECURITIES

   Section 3.01  Title and Terms.................................................................................14
   Section 3.02  Denominations...................................................................................16
   Section 3.03  Execution, Authentication, Delivery and Dating..................................................16
   Section 3.04  Temporary Securities............................................................................18
   Section 3.05  Registration, Registration of Transfer and Exchange.............................................19
   Section 3.06  Mutilated, Destroyed, Lost and Stolen Securities................................................21
   Section 3.07  Payment of Interest; Interest Rights Preserved..................................................22
   Section 3.08  Persons Deemed Owners...........................................................................24
   Section 3.09  Cancellation....................................................................................24
   Section 3.10  Computation of Interest.........................................................................24
   Section 3.11  CUSIP Numbers...................................................................................24



                                        i

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

   Section 4.01  Satisfaction and Discharge of Indenture.........................................................25
   Section 4.02  Application of Trust Money......................................................................26
   Section 4.03  Satisfaction, Discharge and Defeasance of Securities of Any Series..............................26
   Section 4.04  Repayment to Company............................................................................28
   Section 4.05  Reinstatement...................................................................................29

                                    ARTICLE V
                                    REMEDIES

   Section 5.01  Events of Default...............................................................................29
   Section 5.02  Acceleration of Maturity; Rescission and Annulment..............................................30
   Section 5.03  Collection of Indebtedness and Suits for Enforcement by Trustee.................................32
   Section 5.04  Trustee May File Proofs of Claim................................................................32
   Section 5.05  Trustee May Enforce Claims Without Possession of Securities.....................................33
   Section 5.06  Application of Money or Other Property Collected................................................33
   Section 5.07  Limitation on Suits.............................................................................34
   Section 5.08  Unconditional Right of Securityholders to Receive Principal, Premium,
                 Maturity Consideration and Interest.............................................................34
   Section 5.09  Restoration of Rights and Remedies..............................................................35
   Section 5.10  Rights and Remedies Cumulative..................................................................35
   Section 5.11  Delay or Omission Not Waiver....................................................................35
   Section 5.12  Control by Holders..............................................................................35
   Section 5.13  Waiver of Past Defaults.........................................................................36
   Section 5.14  Undertaking for Costs...........................................................................36
   Section 5.15  Waiver of Stay or Extension Laws................................................................37

                                   ARTICLE VI
                                   THE TRUSTEE

   Section 6.01  Certain Duties and Responsibilities.............................................................37
   Section 6.02  Notice of Defaults..............................................................................38
   Section 6.03  Certain Rights of Trustee.......................................................................38
   Section 6.04  Not Responsible for Recitals or Issuance of Securities..........................................40
   Section 6.05  May Hold Securities.............................................................................40
   Section 6.06  Money or Other Property Held in Trust...........................................................40
   Section 6.07  Compensation and Reimbursement..................................................................40
   Section 6.08  Disqualification; Conflicting Interests.........................................................41
   Section 6.09  Corporate Trustee Required; Eligibility.........................................................41
   Section 6.10  Resignation and Removal; Appointment of Successor...............................................42
   Section 6.11  Acceptance of Appointment by Successor..........................................................44
   Section 6.12  Merger, Conversion, Consolidation or Succession to Business of Trustee..........................45
   Section 6.13  Preferential Collection of Claims Against Company...............................................45
   Section 6.14  Appointment of Authenticating Agent.............................................................46
   Section 6.15  Trustee Not Fiduciary for Holders of Senior Indebtedness........................................46

                                       ii

                                   ARTICLE VII
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

   Section 7.01  Company to Furnish Trustee Names and Addresses of Holders.......................................47
   Section 7.02  Preservation of Information; Communications to Holders..........................................48
   Section 7.03  Reports by Trustee..............................................................................49
   Section 7.04  Reports by Company..............................................................................49

                                  ARTICLE VIII
                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

   Section 8.01  Company May Consolidate, etc., Only on Certain Terms............................................50
   Section 8.02  Successor Corporation Substituted...............................................................51

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

   Section 9.01  Supplemental Indentures Without Consent of Securityholders......................................51
   Section 9.02  Supplemental Indentures with Consent of Securityholders.........................................53
   Section 9.03  Execution of Supplemental Indentures............................................................54
   Section 9.04  Effect of Supplemental Indentures...............................................................54
   Section 9.05  Conformity with Trust Indenture Act.............................................................55
   Section 9.06  Reference in Securities to Supplemental Indentures..............................................55

                                    ARTICLE X
                                    COVENANTS

   Section 10.01  Payment of Principal, Premium, if any, the Maturity Consideration and Interest.................55
   Section 10.02  Maintenance of Office or Agency................................................................55
   Section 10.03  Money or Other Property for Securities Payments and Deliveries to Be Held in Trust.............56
   Section 10.04  Additional Amounts.............................................................................57
   Section 10.05  Corporate Existence............................................................................58
   Section 10.06  Statement as to Compliance.....................................................................58
   Section 10.07  Waiver of Certain Covenants....................................................................59
   Section 10.08  Calculation of Original Issue Discount.........................................................59
   Section 10.09  Statement by Officers as to Default............................................................59

                                   ARTICLE XI
                            REDEMPTION OF SECURITIES

   Section 11.01  Applicability of Article.......................................................................59
   Section 11.02  Election to Redeem; Notice to Trustee..........................................................60
   Section 11.03  Selection by Trustee of Securities to Be Redeemed..............................................60
   Section 11.04  Notice of Redemption...........................................................................60
   Section 11.05  Deposit of Redemption Price....................................................................61
   Section 11.06  Securities Payable on Redemption Date..........................................................62
   Section 11.07  Securities Redeemed in Part....................................................................62


                                      iii

                                   ARTICLE XII
                           [Conversion of Securities]

   Section 12.01  Conversion Privilege...........................................................................62
   Section 12.02  Exercise of Conversion Privilege...............................................................63
   Section 12.03  Fractional Shares..............................................................................64
   Section 12.04  Adjustment of Conversion Price.................................................................64
   Section 12.05  Notice of Adjustments of Conversion Price......................................................66
   Section 12.06  Notice of Certain Corporate Action.............................................................67
   Section 12.07  Company to Reserve Common Stock................................................................67
   Section 12.08  Taxes on Conversions...........................................................................67
   Section 12.09  Covenant as to Common Stock....................................................................68
   Section 12.10  Cancellation of Converted Securities...........................................................68
   Section 12.11  Provisions in Case of Consolidation, Merger or Sale of Assets..................................68

                                  ARTICLE XIII
                                  SINKING FUNDS

   Section 13.01  Applicability of Article.......................................................................69
   Section 13.02  Satisfaction of Sinking Fund Payments with Securities..........................................69
   Section 13.03  Redemption of Securities for Sinking Fund......................................................69

                                   ARTICLE XIV
         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

   Section 14.01  Exemption from Individual Liability............................................................70

                                   ARTICLE XV
                                  MISCELLANEOUS

   Section 15.01  Counterparts...................................................................................70


         THIS INDENTURE is dated as of [__________ __, 2___], between COMMERCE BANCORP, INC., a corporation duly organized and existing under the laws of the State of New Jersey (herein called the "Company"), having its principal executive office at 1701 Route 70 East, Cherry Hill, New Jersey 08034, and THE BANK OF NEW YORK, a New York banking corporation, as trustee (herein called the "Trustee")

                             RECITALS OF THE COMPANY

         The  Company  deems  it  necessary  from  time  to time  to  issue  its
[unsecured,] [convertible and] unsubordinated debentures, notes or other evidence of indebtedness to be issued in one or more series (hereinafter called the "Securities") as hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

         All things necessary to make the Securities, when executed by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed by the Company and by the Trustee, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

                                   ARTICLE I
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01   Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Article have the meanings, assigned to them in this Article, and include the plural as well as the singular;

     (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

     (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Article Six, are defined in that Article.

         "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

         "Affiliate" means, with respect to a specified Person, (a) any Person directly or indirectly owning, controlling or holding with power to vote, 10% or more of the outstanding voting securities or other ownership interests of the specified Person, (b) any Person 10% or more of whose outstanding voting securities or other ownership interests are directly or indirectly owned, controlled or held with power to vote by the specified Person, (c) any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, (d) a partnership in which the specified Person is a general partner, (e) any officer or director of the specified Person, and (f) if the specified Person is an individual, any entity of which the specified Person is an officer, director or general partner.

         "Authenticating Agent" with respect to any series of Securities means any person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities of such series pursuant to Section 6.14.

         "Authorized Newspaper" means a newspaper, in an official language of the country of publication or in the English language, customarily published on each Business Day whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

         "Authorized Officer" means the Chairman of the Board, the Chief Executive Officer, the President, any Vice Chairman of the Board, the Chief
Financial Officer, any Vice President, the Treasurer, the Secretary, the Comptroller, any Assistant Comptroller, any Assistant Treasurer or any Assistant Secretary of the Company.

         "Bank" means (i) any institution organized under the laws of the United States, any State of the United States, the District of Columbia, any territory of the United States, Puerto Rico, Guam, American Samoa or the Virgin Islands which (a) accepts deposits that the depositor has a legal right to withdraw on demand, and (b) engages in the business of making commercial loans and (ii) any trust company organized under any of the foregoing laws.

         "Bearer Security" means any Security in the form established pursuant to Section 2.02 which is payable to bearer.

         "Board of Directors" means either the board of directors of the Company, any duly authorized committee of that board or the Chairman, any Vice Chairman, the President or any Vice President of the Company duly authorized by the Board of Directors of the Company to take a specified action or make a specified determination.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors of the Company and to be in full force and effect on the date of such certification, and delivered to the appropriate Trustee.

         "Business Day" means any day other than a Saturday or Sunday that is neither a legal holiday nor a day on which banking institutions are authorized or obligated by law or regulation to close in The City of New York or any day other than a day on which the Corporate Trust Office of the Trustee is closed for business.

         "Commerce  Bank"  means  Commerce  Bank,   N.A.,  a  national   banking
association..

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or if at any time after the execution and delivery of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Common Stock" means any stock of any class of the Company that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and that is not subject to redemption by the Company. Subject to the provisions of Section 12.11, however, shares issuable on conversion of Securities shall include only shares of the class designated as Common Stock of the Company as of the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof, which shares shall have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which shares are not subject to redemption by the Company; provided, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially proportionate to that number by which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean any such successor Person.

         "Company Request" or "Company Order" mean, respectively, a written request or order signed in the name of the Company by its Chairman of the Board, its Chief Executive Officer, its President, a Vice Chairman, its Chief Financial Officer or a Vice President, and by its Treasurer, an Assistant Treasurer, its Comptroller, an Assistant Comptroller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Constituent Bank" means a Subsidiary which is a Bank.

         "Corporate Trust Office" means the corporate trust office of the Trustee located in New York, New York, at which at any particular time its corporate trust business shall be principally administered, which office, at the date of the execution of this Agreement, is located at The Bank of New York, 101 Barclay Street, Floor 8W, New York, New York 10286, Attention: Corporate Trust - Administration

         "Corporation"  includes  corporations,   associations,   companies  and
business trusts.

         "Coupon" means any interest coupon appertaining to a Bearer Security.

         "Defaulted Interest" has the meaning specified in Section 3.07.

         "Depositary" shall mean, with respect to the Securities for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, or another clearing agency, or any successor registered as a clearing agency pursuant to Section 17A of the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to Section 2.04(d).

         "Event of Default" has the meaning specified in Section 5.01.

         "Exchange Date" has the meaning specified in Section 3.04.

         "Global Security" or "Global Securities" means any Security or Securities, as the case may be, in the form established pursuant to Section 2.02 evidencing all or part of a series of Securities, issued to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

         "Holder", when used with respect to any Security, means a Securityholder.

         "Indebtedness" of any Person as of any date means, without duplication, all indebtedness of such Person in respect of borrowed money, including all interest, fees and expenses owed in connection therewith (whether the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), indebtedness evidenced by notes, debentures, bonds or other instruments of indebtedness, obligations for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction, or obligations under capitalized leases and equipment leases.

         "Indenture" means with respect to each series of Securities for which a Person is acting as Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities for which such Person is Trustee established as contemplated by Section 3.01 exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

         "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date", when used with respect to any series of Securities, means the Stated Maturity of an installment of interest on such Security.

         "Maturity", when used with respect to any Security, means the date on which the principal or Maturity Consideration of such Security (or any installment of principal or Maturity Consideration) becomes due and payable or deliverable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Maturity Consideration" means securities, which may be issued by the Company or another Person, or a combination of cash, such securities and/or other property that may be delivered to Holders of Securities of any series to satisfy the Company's obligations with regard to payment upon Maturity, or any redemption or required repurchase or in connection with any exchange provisions, or any interest payment.

         "Officers' Certificate" means a certificate signed by two Authorized Officers, one of whom must be the principal financial officer, and delivered to the Trustee. Each such certificate shall contain the statements set forth in
Section 1.02.

         "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be an employee of the Company, and who shall be acceptable to the Trustee.

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02.

         "Outstanding", when used with respect to a Security or Securities of any series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

          (i) such Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) such Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee for such series or any Paying Agent in trust for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii)such Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a protected purchaser (within the meaning of Article 8 of the Uniform Commercial Code) in whose hands such Securities are valid obligations of the Company, provided, however, that in determining whether the Holders of the requisite principal amount of such Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of Original Issue Discount Securities that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to
               Section 5.02 and Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which are registered in the Security Register in the name of the Company, any obligor stated to be so obligated on such Securities or any Affiliate of the Company or such obligor which is listed as such on an Officers' Certificate delivered to the Trustee for that series shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor. The Trustee shall be entitled to request and rely upon an Officers' Certificate as conclusive evidence regarding the ownership or pledge of Securities by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "Paying Agent" means for any series any Person authorized by the Company to pay or deliver the principal of (and premium, if any), Maturity Consideration or interest on, any Securities of that series on behalf of the Company.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment", when used with respect to the Securities of any series, means the place or places where, subject to the provisions of Section 10.02, the principal of (and premium, if any), Maturity Consideration and interest on the Securities of that series are payable or deliverable as specified in accordance with Section 3.01.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Principal Constituent Bank" means Commerce Bank or such other Constituent Bank(s) of the Company that has total assets equal to 30% or more of the Company's assets as may be designated from time to time, pursuant to a Board Resolution and set forth in an Officers' Certificate, pursuant to the terms of
Section 3.01 hereof. If a Constituent Bank is designated as a Principal Constituent Bank in connection with the Securities of any series, such Principal Constituent Bank shall remain a Principal Constituent Bank until such time as the Securities of such series are repaid.

         "Principal Paying Agent" means the Paying Agent designated as such by the Company pursuant to Section 3.01 of this Indenture.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price or Maturity Consideration specified in such Security at which it is to be redeemed pursuant to this Indenture.

         "Registered Security" means any Security in the form established pursuant to Section 2.01 which is registered in the Security Register.

         "Regular Record Date" for the interest payable on any Security on any Interest Payment Date means the date, if any, specified in such Security as the "Regular Record Date".

         "Responsible Officer", means, when used with respect to the Trustee, an officer within the Corporate Trust Administration department of the Corporate Trust Office who shall have direct responsibility for the administration of this Indenture and, with respect to a particular corporate trust matter, any other officer of such Trustee to whom such corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Securityholder" means, in the case of a Registered Security, the Person in whose name the Security is registered in the Security Register and, in the case of a Bearer Security (or any temporary Global Security in bearer form), the bearer thereof and, when used with respect to any coupon, the bearer thereof.

         "Security Register", "Security Registrar" and "Co-Security Registrar" have the respective meanings specified in Section 3.05.

         "Special Record Date" for the payment of any Defaulted Interest (as defined in Section 3.07) on the Securities of any issue means a date fixed by the Trustee pursuant to Section 3.07.

         "Stated Maturity", when used with respect to any Security, or any installment of principal, Maturity Consideration thereof or interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal or Maturity Consideration of such Security, or such installment of principal, Maturity Consideration or interest, is due and payable or deliverable.

         "Subsidiary" means a Corporation more than 50% of the Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries or by the Company and one or more other Subsidiaries.

         "Trading Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which Securities are not traded on the applicable securities exchange or in the applicable securities market.

         "Trustee" means the Person named as "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to the securities of that series.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this instrument was executed, except as provided in Section 9.05.

         "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

         "Vice President", when used with respect to the Company or a Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         "Voting Stock" means stock of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the Board of Directors, managers or trustees of such Corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

Section 1.02 Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent
(including  any  covenants,   compliance  with  which  constitutes
a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel that such action is authorized or permitted under this Indenture and that all such conditions precedent (including any covenants, compliance with which constitutes a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than annual certificates provided pursuant to Section 10.06) shall include:

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d)  a  statement  as  to  whether,   in  the  opinion  of  each  such
               individual, such condition or covenant has been complied with.

Section 1.03 Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.04 Acts of Securityholders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders of any series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the Person executing the same. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of Registered Securities shall be proved by the Security Register.

          (d) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Security, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding.

          (e) The fact and date of execution of any such instrument or writing, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

          (f) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof or the Holder of any Predecessor Security, in respect of any action taken, suffered or omitted by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          (g) The Company may, but shall not be obligated to, set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall be the later of 10 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 7.01 of this Indenture prior to such solicitation. If a record date is fixed, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date. No such vote or consent shall be valid or effective for more than 120 days after such record date.

Section 1.05 Notices, etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Securityholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (a) the Trustee by any Securityholder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee and received at its Corporate Trust Office; or

          (b) the Company by any Securityholder or the Trustee shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Secretary at the address of its principal office specified in the first paragraph of this Indenture, or at any other address previously furnished in writing to the Trustee by the Company.

Section 1.06 Notice to Securityholders; Waiver.

         Where this Indenture provides for notice to Holders of any series of Securities of any event:

          (a) such notice shall be sufficiently given (unless otherwise herein, or in such Security, expressly provided) if in writing and
               mailed,   first-class  postage  prepaid,  to  each

               Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice; and

          (b) such notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in The City of New York and, if the Securities of such series are then listed on any other stock exchange and such stock exchange shall so require, in any other required city outside the United States or, if not practicable, elsewhere on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice; it being understood that the Company shall notify the Trustee of any of the foregoing requirements a reasonable amount of time prior to the date on which such notice must be given (but in no event less than five Business Days).

         In case by reason of the suspension of regular mail service or by reason of any other case it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice by publication to Holders of Bearer Securities given as provided above.

         In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Such waivers of notice by Securityholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 1.07      Conflict with Trust Indenture Act.

         If and to the extent that any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c) thereof, such imposed duties shall control.

Section 1.08      Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.09      Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 1.10      Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.11      Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.12      Governing Law.

         This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles thereof. This Indenture is subject to the provisions of the TIA that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

Section 1.13      Legal Holidays.

         In any case where any Interest Payment Date, Stated Maturity or Redemption Date of any Security, the last date on which Holder has the right to convert his Securities or any date on which any Defaulted Interest is proposed to be paid or delivered shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Securities or this Indenture) payment or delivery of the principal of (and premium, if any), Maturity Consideration or interest on any Securities or conversion of the Securities need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day, or such other Business Day as may be specified in an Officers' Certificate delivered to the appropriate Trustee pursuant to Section
3.01 hereof, at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Stated Maturity or Redemption Date or on the date on which Defaulted Interest is proposed to be paid or delivered, and, if such payment or delivery is made, no interest shall accrue on such payment or delivery for the period from and after any such Interest Payment Date, Stated Maturity, Redemption Date, the date on which Defaulted Interest is proposed to be paid or delivered, or on such last day for conversion, as the case may be.

Section 1.14      Waiver of Trial by Jury.

         The Company, the Trustee and the Holders hereby irrevocably and unconditionally waive the right to trial by jury in connection with any claim arising out of or relating to the Securities and under this Indenture.

                                   ARTICLE II
                                 SECURITY FORMS

Section 2.01      Forms Generally.

         The Securities of each series shall be in such form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such Securities. If temporary Securities of any series are issued as Global Securities as permitted by Section 3.04, the form thereof also shall be established as provided in the preceding sentence.

         The Trustees' certificates of authentication shall be in substantially the form set forth in this Article.

         Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, the Securities of each series shall be issuable in registered form without coupons. If so provided as contemplated by Section 3.01, the Securities of a series shall be issuable solely in bearer form, or in both registered and bearer form. Unless otherwise specified as contemplated by
Section 3.01, Securities in bearer form shall have interest coupons attached.

         The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 2.02      Form of Securities.

         Each Security shall be in one of the forms approved from time to time by or pursuant to a Board Resolution. Upon or prior to the delivery of a Security in any such form to the Trustee for authentication, the Company shall deliver to the Trustee the following:

          (a) the Board Resolution by or pursuant to which such form of Security has been approved, certified by the Secretary or an Assistant Secretary of the Company;

          (b) the Officers' Certificate required by Section 3.01 of this Indenture;

          (c)  the Company Order required by Section 3.03 of this Indenture; and

          (d)  the  Opinion  of  Counsel   required  by  Section  3.03  of  this
               Indenture.

Section 2.03 Form of Trustee's Certificate of Authentication.

 TRUSTEE'S CERTIFICATE OF AUTHENTICATION

The Trustee's Certificate of Authentication shall be in substantially the following Form:

         This is one of the Securities of the series designated herein referred to in the within mentioned Indenture.

         THE BANK OF NEW YORK, not in its individual capacity but solely as Trustee



         By
           ------------------------------------------
                  Authorized Officer
         Date _____________________

                                  ARTICLE III
                                 THE SECURITIES

Section 3.01      Title and Terms.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued up to the aggregate principal amount of Securities from time to time authorized by or pursuant to a Board Resolution.

         The Securities may be issued in one or more series. All Securities of each series issued under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof with respect to such series without preference, priority or distinction on account of the actual time or times of the authentication and delivery or Maturity of the Securities of such series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, reasonably acceptable to the Trustee, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

          (a) the title of the Securities, including CUSIP numbers, of the series (which shall distinguish the Securities of the series from all other Securities);

          (b) the Trustee for the Securities of the series (which Trustee shall be the Trustee named herein or a successor Trustee appointed in accordance with the terms of this Indenture);

          (c) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to this Article Three or Sections 9.06 or 11.07);

          (d)  the  date  or  dates  on  which   the   principal   or   Maturity
               Consideration of the Securities of the series is payable or deliverable;

          (e) the rate or rates, or the method to be used in ascertaining the rate or rates, at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable or deliverable and the Regular Record Date for the interest payable or deliverable on any Interest Payment Date;

          (f) the place or places where, subject to the provisions of Section 10.02, the principal of (and premium, if any), Maturity Consideration and interest, if any, on Securities of the series shall be payable or deliverable;

          (g) the office or offices or agency where the Registered Securities may be presented for registration of transfer or exchange and the place or places where notices and demands to or upon the Company in respect of the Securities of such series may be made;

          (h) the period or periods within which, the price, prices or Maturity Consideration at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          (i) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of such series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (j) the denominations in which Securities of the series shall be issuable;

          (k) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable or deliverable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02;

          (l) if the amount of payments of principal of (and premium, if any), Maturity Consideration or interest, if any, on the Securities of the series may be determined with reference to an index based on a coin or currency other than that in which the Securities are stated to be payable or deliverable, the method or methods by which such amounts shall be determined;

          (m) the extent to which any of the Securities will be issuable as a temporary or permanent Global Security and, in such case, the identity of the Depositary for such series and the manner in which any interest payable or deliverable on a temporary or permanent Global Security shall be paid or delivered;

          (n) any addition to or modification or deletion of any Event of Default or covenants of the Company with respect to the Securities of such series whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

          (o) any covenant solely for the benefit of the Securities of the series;

          (p) the applicability of Section 4.03 of this Indenture to the Securities of the series;

          (q) the appointment of any Paying Agent or Agents for the Securities of such series;

          (r) whether, and the terms and conditions relating to when the Company may satisfy all or part of its obligations with regard to payment or delivery upon Maturity, or any redemption or required repurchase or in connection with any exchange provisions, or any interest payment, by paying or delivering Maturity Consideration to the Holders of the Securities;

          (s) the terms and conditions, if any, upon which Securities of the Series will be convertible into shares of Common Stock; and

          (t) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

         All Securities of any one series and the coupons appertaining to Bearer Securities of such series, if any, shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

         At the option of the Company, interest on the Securities of any series that bears interest may be paid by mailing a check to the address of the person entitled thereto as such address shall appear in the Security Register.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee for such series at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

Section 3.02 Denominations.

         The Securities of each series shall be issuable in such form and denominations as shall be specified as contemplated by Section 3.01. In the absence of any specification with respect to the Securities of any series, the Registered Securities of such series shall be issuable only as Securities without coupons in minimum denominations of $[_____] and any integral multiple of $[_____] in excess thereof and the Bearer Securities of each series, if any, shall be issuable with coupons and in denominations of $[______] and $[_______].

Section 3.03 Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, one of its Vice Chairmen or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any or all of these officers on the Securities may be manual or facsimile. Coupons shall bear the facsimile signature of the Company's Chairman of the Board, its Chief Executive Officer, its President, a Vice Chairman of the Board, its Chief Financial Officer, one of its Executive Vice Presidents or the Treasurer.

         Securities and coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any coupons appertaining thereto, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities and such other documents as the Trustee may reasonably request, and such Trustee in accordance with the Company Order and subject to the provisions hereof shall authenticate and deliver such Securities as provided in this Indenture and not otherwise.

         In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel complying with Section
1.02 and stating that:

          (a) the form of such securities has been established in conformity with the provisions of this Indenture;

          (b) the terms of such Securities have been established in conformity with the provisions of this Indenture;

          (c) all conditions precedent to the authentication and delivery of such Securities have been complied with and that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general principles of equity; and

          (d) that all laws and requirements in respect of the execution and delivery by the Company of the Securities have been complied with and that authentication and delivery of the Securities by the Trustee will not violate the terms of the Indenture; and

          (e)  such other matters as the Trustee may reasonably request.

         The Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this Indenture will affect such Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to such Trustee.

         The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or vice presidents shall determine that such action would expose the Trustee to personal liability to existing Holders.

         Each Registered Security shall be dated the date of its authentication; and unless otherwise specified as contemplated by Section 3.01, each Bearer Security and any temporary Global Security referred to in Section 3.04 shall be dated as of the date of issuance of such Security.

         No Security or coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued or sold by the Company, for all purposes of this Indenture, such Security shall be deemed never to have been authenticated and delivered under this Indenture and shall never be entitled to the benefits of this Indenture

Section 3.04 Temporary Securities.

         Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee for such series shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. In the case of any series which may be issuable as Bearer Securities, such temporary Securities may be Global Securities, representing such of the Outstanding Securities of such series as shall be specified therein.

         Except in the case of temporary Global Securities, each of which shall be exchanged in accordance with the provisions of the following paragraph, if temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of such series of authorized denominations provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 3.03. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

         Without unnecessary delay but in any event not later than five Business Days prior to the date specified in, or determined pursuant to the terms of, any such temporary Global Security as the "Exchange Date" (the "Exchange Date"), the Company shall deliver to the Trustee, or, if the Trustee appoints an Authenticating Agent pursuant to Section 6.14, to any such Authenticating Agent, definitive Securities in aggregate principal amount equal to the principal amount of such temporary Global Security, executed by the Company. Unless otherwise specified as contemplated by Section 3.01, such definitive Securities shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as may be specified by the Company to the Trustee or any such Authenticating Agent, as may be appropriate. On or after the Exchange Date, such temporary Global Security shall be surrendered by the Depositary to the Trustee or any such Authenticating Agent, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge to the Depositary and the Trustee or any such Authenticating Agent shall authenticate and deliver, in exchange for each portion of such temporary Global Securities, an equal aggregate principal amount of definitive Securities of the same series, of authorized denominations and of like tenor as the portion of such temporary Global Security to be exchanged, which, except as otherwise specified as contemplated by Section 3.01, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof in a writing delivered to the Trustee; provided, however, that, unless otherwise specified in such temporary Global Security, upon such presentation by the Depositary, such temporary Global Security is accompanied by a certificate dated the Exchange Date or a subsequent date; and provided, further, that a definitive Bearer Security shall be delivered in exchange for a portion of a temporary Global Security only in compliance with the conditions set forth in Section 3.03.

         Upon any exchange of a portion of any such temporary Global Security, the Trustee or any such Authenticating Agent or the Depositary, as the case may be, shall indicate upon such temporary Global Security, the amount of such exchange to reflect the reduction of the principal amount evidenced thereby, whereupon its remaining principal amount shall be reduced for all purposes by the amount so exchanged. Until so exchanged in full, such temporary Global Security shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder.

Section 3.05 Registration, Registration of Transfer and Exchange.

         With respect to Registered Securities, the Company shall keep or cause to be kept at the office of the Security Registrar designated pursuant to this
Section 3.05 or Section 10.02 a register (being the combined register of the Security Registrar and all Co-Security Registrars and herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and the registration of transfers of Securities and the Company shall appoint a Security Registrar, and any Co-Security Registrar as may be appropriate, to keep the Security Register. The Trustee is hereby initially appointed Security Registrar with respect to the series of Securities for which it is acting as Trustee. Such Security Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such Security Register shall be available for inspection by the Trustee at the office of the Security Registrar. In the event that any Registered Securities issued hereunder have The City of New York as a Place of Payment, the Company shall appoint either a Security Registrar or Co-Security Registrar located in The City of New York.

         Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and Stated Maturity.

         At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Securityholder making the exchange is entitled to receive.

         Registered Securities may not be exchanged for Bearer Securities. Bearer Securities may not be exchanged for Bearer Securities of other authorized denominations.

         At the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default appertaining thereto. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment from the Company. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such Paying Agent in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be.

         Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Security Registrar or the Co-Security Registrar for the series) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar or the Co-Security Registrar for the series duly executed, by the Holder thereof or his attorney duly authorized in writing.

         Unless otherwise provided in the Securities to be transferred or exchanged, no service charge shall be made to the Holder for any registration of transfer or exchange of Securities, but the Company may (unless otherwise provided in such Securities) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06 or 11.07 not involving any transfer.

         None of the Company, the Security Registrar nor any Co-Security Registrar shall be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 11.03 and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption of Registered Securities of such series so selected for redemption, or (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer or exchange of any Securities so selected for redemption in whole or in part.

Section 3.06 Mutilated, Destroyed, Lost and Stolen Securities.

         If (i) any mutilated Security or Security with a mutilated coupon, surrendered to the Trustee or the Security Registrar, or if the Company, the Trustee and the Security Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Security or coupon, and (ii) there is delivered to the Company, the Trustee and the Security Registrar such Security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company, the Trustee or the Security Registrar that such Security has been acquired by a protected purchaser (within the meaning of Article 8 of the Uniform Commercial Code), the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such mutilated, destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and Stated Maturity and of like tenor and principal amount, bearing a number not contemporaneously outstanding and, if applicable, with coupons corresponding to the coupons appertaining thereto.

         In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or deliver the Maturity Consideration deliverable thereon; provided, however, that payment of principal of (and premium, if any), Maturity Consideration and any interest on Bearer Securities shall be payable only at an office or agency located in the United States, and, in the case of interest, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of the coupons appertaining thereto.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of such Trustee) connected therewith.

         Every new Security of any series, with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security or in exchange for a Security with a destroyed, lost or stolen coupon, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupons shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series and their coupons, if any, duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

Section 3.07 Payment of Interest; Interest Rights Preserved.

         Unless otherwise provided, as contemplated by Section 3.01, interest on any Registered Security which is payable or deliverable, and is punctually paid, delivered or duly provided for, on any Interest Payment Date shall unless otherwise provided in such Security be paid or delivered to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business of the Regular Record Date for such interest, provided, however, that in the case of a Registered Security originally issued between a Regular Record Date and the Interest Payment Date or on an Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the date of issue and ending on such Interest Payment Date shall be paid or delivered on the next succeeding Interest Payment Date to the Person in whose name such Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date with respect to such succeeding Interest Payment Date. Unless otherwise specified as contemplated by Section 3.01, in case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency referred to in Section 3.05) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable or deliverable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable or deliverable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

         Any interest on any Registered Security of any series which is payable or deliverable, but is not punctually paid, delivered or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable or deliverable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid or delivered by the Company, at its election in each case, as provided in clause (a) or (b) below:

          (a) The Company may elect to make payment or delivery of any Defaulted Interest to the Persons in whose names any such Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment or delivery of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid or delivered on each Registered Security of such series and the date of the proposed payment or delivery, and at the same time the Company shall deposit with the Trustee an amount of money or other property equal to the aggregate amount proposed to be paid or delivered in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment or delivery, such money or other property when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause. Thereupon the Trustee shall fix a Special Record Date for the payment or delivery of such Defaulted Interest which shall be not more than 15 days nor less than 10 days prior to the date of the proposed payment or delivery and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment or delivery. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment or delivery of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment or delivery of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid or delivered to the Persons in whose names such Registered
               Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable or deliverable pursuant to the following clause (b). In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date of payment or delivery of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date for payment or delivery and Defaulted Interest will not be payable or deliverable on such proposed date for payment or delivery in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

          (b) The Company may make payment or delivery of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities, with respect to which there exists such default, may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment or delivery pursuant to this Clause, such manner of payment shall be deemed practicable by such Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of, or in exchange for, or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         In the case of any Security that is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security that Maturity of which is prior to such Interest Payment Date), if Stated Maturity is on such Interest Payment Date, the interest shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security that is converted, the interest thereon shall not be payable if Stated Maturity is after the date of conversion of such Security.

Section 3.08      Persons Deemed Owners.

         Title to any Bearer Security, any coupons appertaining thereto and any temporary Global Security in bearer form shall pass by delivery.

         Prior to due presentment of a Security of any series for registration of transfer of any Registered Security , the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment or delivery of principal of (and premium, if any), Maturity Consideration in respect of, and (subject to Section 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon, as the case may be, as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 3.09      Cancellation.

         All Securities and coupons surrendered for payment, registration of transfer, exchange, conversion, repayment, redemption or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered or surrendered directly to the Trustee for any such purpose, shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture or such Securities. All canceled Securities or coupons held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and the Trustee shall deliver a certificate of such disposition to the Company, if requested by the Company in writing.

Section 3.10      Computation of Interest.

         Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

Section 3.11      CUSIP Numbers.

         The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

Section 4.01 Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and rights to receive payments thereon and any right to receive additional amounts, as provided for in Section 10.04), and each Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

       (a) either

          (1) all Securities theretofore authenticated and delivered (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 3.05, (ii) coupons appertaining to Bearer Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in
               Section 11.07, (iii) Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06, and (iv) Securities for whose payment money or, if applicable, such other property constituting Maturity Consideration if determinable has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

          (2) all such Securities not theretofore delivered to the appropriate Trustee for cancellation:

               (i)  have become due and payable, or

               (ii) will become due and payable at their Stated  Maturity within one year, or

               (iii)are to be  called  for  redemption  within  one  year  under arrangements satisfactory to the appropriate Trustee for the giving of notice of redemption by such Trustee in the name, and at the expense, of the Company,

               and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with such Trustee, as trust funds in trust for the purpose, an amount (said amount to be immediately due and payable to the Holders) sufficient to pay and discharge the entire indebtedness on such Securities and coupons of the relevant series not theretofore delivered to such Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be or, if applicable, such other property constituting Maturity Consideration if determinable;

     (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07, the obligations of the Company to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (2) of Clause (a) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive such satisfaction and discharge. The Trustee may give notice to the Holders or Securities Outstanding of the immediate availability of the amount referred to in clause (a) of this Section 4.01.

         In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of the Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and if the other conditions thereto are met. The effectiveness of any such instrument shall be conditioned upon receipt of such instruments from the Trustee.

Section 4.02 Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 10.03, all money, property, U.S. Government Obligations and foreign government obligations deposited with the Trustee pursuant to Sections 4.01 and 4.03 in respect of Securities of a series shall be held in trust and applied by it, in accordance with the provisions of such Securities, the coupons, if any, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any), Maturity Consideration and interest for whose payment such money has been deposited with the Trustee; unless otherwise specified herein, such money need not be segregated from other funds except to the extent required by law. All moneys deposited with the Trustee pursuant to Section 4.01 (and held by it or the Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

Section 4.03 Satisfaction, Discharge and Defeasance of Securities of Any Series.

         If this Section 4.03 is specified, as contemplated by Section 3.01, to be applicable to the Securities of any series, the Company shall be deemed to have paid and discharged the entire indebtedness on all the Securities of any such series at the time Outstanding, and, upon Company Request, the Trustee for the series, at the expense of the Company, shall execute proper instruments supplied by the Company acknowledging satisfaction, discharge and defeasance of such indebtedness, when:

     (a)  either

          (1) with respect to all Securities of such series at the time Outstanding, the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge each installment of principal of (including any mandatory sinking fund payments), premium, if any, and interest on, the Outstanding Securities of such series on the dates such installments of principal (and premium, if any), and interest are due or the Stated Maturity or date of redemption of such series, if applicable; or

          (2)  the  Company  has   properly   fulfilled   such  other  means  of
               satisfaction  and discharge as is specified,  as  contemplated by
               Section 3.01, to be applicable to the Securities of such series;

     (b) no Event of Default or event (including such deposit) which, with notice or lapse of time, or both, would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit as evidenced to such Trustee in an Officers' Certificate delivered to such Trustee concurrently with such deposit;

     (c) if the Securities of such Series are then listed on the New York Stock Exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Company's exercise of its option under this Section, by itself, would not cause such Securities to be delisted;

     (d) no Event of Default or event (including such deposit) which, with notice or lapse of time, or both, would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit as evidenced to such Trustee in an Officers' Certificate delivered to such Trustee concurrently with such deposit;

     (e) the Company shall have paid or caused to be paid all other sums payable with respect to the Securities of such series at the time outstanding;

     (f) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

     (g) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes solely as a result of the Company's exercise of its option under this Section
          4.03 and will be subject to Federal income tax on the same amount and in the manner and at the same times as would have been the case if such option had not been exercised, and, in the case of the Securities of such series being discharged, accompanied by a ruling to that effect received from, or published by, the Internal Revenue Service;

     (h) the Company shall have delivered to the Trustee for the series an Officers' Certificate and an Opinion of Counsel, each stating that such satisfaction, discharge and defeasance is authorized or permitted by this Indenture and that all conditions precedent herein provided for relating to the satisfaction, discharge and defeasance of the entire indebtedness on all Securities of any such series at the time Outstanding have been complied with; and

     (i) the Company has delivered to the Trustee an Opinion of Counsel to the effect that immediately following the deposit described in clause (1) above neither the Company nor the Trust held by the Trustee shall be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

         Any  deposits  with the Trustee for the series  referred to in Sections
4.01 and 4.03(a)(1) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance reasonably satisfactory to the Trustee. If any Securities of a series with respect to which a deposit has been made pursuant to Sections 4.01 and 4.03(a)(1) at the time outstanding are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement, the applicable escrow trust agreement shall provide therefor and the Company shall make such arrangements as are satisfactory to the Trustee for the series for the giving of notice of redemption by the Trustee for the series in the name, and at the expense, of the Company. If the Securities of such series are not to become due and payable at their Stated Maturity or upon call for redemption within one year of the date of deposit, then the Company shall give, promptly after the date of such deposit, notice of such deposit to the Holders of Securities of such series.

         Upon the satisfaction of the conditions set forth in this Section 4.03 with respect to all the Securities of any series at the time Outstanding, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company (except as to any surviving rights of conversion or registration of transfer or exchange and rights relating to mutilated, destroyed, lost and stolen Securities pursuant to Section 3.06 of Securities of such series expressly provided for herein or in the form of Security of such series); provided, that the Company shall not be discharged from any payment obligations in respect of Securities of such series which are deemed not to be Outstanding under clause (iii) of the definition thereof if such obligations continue to be valid obligations of the Company under applicable law; and provided, further, that in the event a petition for relief under the Bankruptcy Reform Act of 1978 or a successor statute is filed with respect to the Company within 91 days after the deposit, the entire indebtedness on all Securities of such series shall not be discharged and in such event the Trustee shall return such deposited funds or obligations as it is then holding to the Company on Company Request.

Section 4.04 Repayment to Company.

         After the payment in full of the entire indebtedness of a series of Securities with respect to which a deposit has been made with the Trustee pursuant to Section 4.03, such Trustee and any Paying Agent for such series shall upon Company Request promptly return to the Company any funds held by them that are not required for the payment of the principal of (and premium, if any), and interest on the Securities of such series.

Section 4.05 Reinstatement.

         If the Trustee is unable to apply any funds in accordance  with Section
4.03 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 4.03 until such time as the Trustee is permitted to apply all such funds in accordance with Section 4.03.

                                   ARTICLE V
                                    REMEDIES

Section 5.01 Events of Default.

         "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular series or it is specifically deleted or modified in the supplemental indenture under which such series of Securities is issued or in the form of Security for such series:

          (a) default in the payment or delivery of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (b) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

          (c) default in the delivery or payment of Maturity Consideration when due; or

          (d) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

          (e) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of [60] days after there has been given, for such -- series by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (f) an event of default, as defined in any mortgage, indenture (including this Indenture), trust agreement or other instrument securing, evidencing or providing for any indebtedness of the Company or any Principal Constituent Bank as a result of which indebtedness of the Company or such Principal Constituent Bank in excess of $5,000,000 aggregate principal amount shall be or become due and payable prior to the date on which the same would otherwise become due and payable and such acceleration shall not have been annulled or rescinded within 30 days of notice of such acceleration to the Company or such Principal Constituent Bank; or

          (g) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Principal Constituent Bank in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Principal Constituent Bank or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (h) the commencement by the Company or any Principal Constituent Bank of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by any of the foregoing to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding, or the filing by any of the foregoing of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by any of the foregoing to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Principal Constituent Bank or of any substantial part of the property of any, or the making by any of the foregoing of an assignment for the benefit of creditors, or the admission by any of the foregoing in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Principal Constituent Bank in furtherance of any such action; or

          (i) any other Event of Default provided with respect to Securities of that series.

Section 5.02 Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default  specified in Section  5.01(a),  (b),  (c), (d),
(e), (f) or (i) with respect to any series of Securities for which there are Securities Outstanding occurs and is continuing, then, and in every such case, the Trustee or the Holders of not less than 25% in principal amount or, if such Securities are not payable at Maturity for a fixed principal amount, 25% of the aggregate issue price of the Outstanding Securities of that series may declare the principal amount or Maturity Consideration (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be immediately due and payable or deliverable, by a notice in writing to the Company (and to the Trustee if given by Securityholders), and upon any such declaration the same shall become immediately due and payable or deliverable. If an Event of Default specified in
Section 5.01(g) or (h) with respect to any series of Securities for which there are Securities Outstanding occurs, then, and in every such case, the principal amount or Maturity Consideration (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) and all unpaid interest of all of the Securities of that series shall be immediately due and payable or deliverable without any declaration or other act on the part of the Trustee or any Holder of any Security of such series.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money or other property due or deliverable has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount or, if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

     (a) the Company has paid, or deposited with or delivered to the Trustee a sum or other property sufficient to pay

          (1) all overdue installments of interest on all Securities of such series;

          (2) the principal of (and premium, if any, on) or Maturity Consideration of any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor by the terms of the Securities of such series,

          (3) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate or rates prescribed therefor by the terms of the Securities of such series; and

          (4) all sums paid or advanced by the Trustee hereunder, the Security of any series Registrar, the Co-Security Registrar for such series and any Paying Agent and the reasonable compensation, expenses, disbursements and advances of any one of them and their agents and counsel; and

     (b) all Events of Defaults with respect to Securities of that series, other than the non-payment of the principal of, or non-delivery of the Maturity Consideration of, Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 5.03 Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants that if:

     (a) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

     (b) default is made in the payment or delivery of the principal of (or premium, if any, on) or the delivery of the Maturity Consideration of any Security of any series at the Maturity thereof,

         the Company will, upon demand of the Trustee, pay or deliver to it, for the benefit of the Holder of any such Security, the whole amount or other property then due and payable or deliverable on any such Security for principal (and premium, if any), Maturity Consideration and interest on and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any), Maturity Consideration and on any overdue installments of interest, at the rate or rates prescribed therefor by the terms of any such Security, and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under
Section 6.07.

         If the Company fails to pay or deliver such amounts and/or other consideration forthwith upon such demand, such Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums or other property so due and unpaid or not delivered, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys or other property adjudged or decreed to be payable or deliverable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as such Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 5.04 Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, a judgment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal or Maturity Consideration of the Securities shall then be due and payable or deliverable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal (and premium, if any), or delivery of the Maturity Consideration and interest) shall be entitled and empowered (but shall have no duty), by intervention in such proceeding or otherwise:

          (a) to file and prove a claim for the whole amount of principal (and premium, if any), Maturity Consideration and interest owing and unpaid or undelivered in respect of the Securities of each series and to file such other papers or documents as may be necessary or advisable in order to have the claims of such Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.07) and of the Securityholders allowed in such judicial proceeding, and

          (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Securityholder to make such payments or deliveries to the Trustee and, in the event that the Trustee shall consent to the making of such payments or deliveries directly to the Securityholders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.07.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding.

Section 5.05 Trustee May Enforce Claims Without Possession of Securities.

         All rights of action and claims under this Indenture or the Securities of any series or coupons, if any, appertaining thereto, may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or coupons appertaining thereto or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.07, be for the ratable benefit of the Holders of the Securities of such series or coupons appertaining thereto in respect of which such judgment has been recovered.

Section 5.06 Application of Money or Other Property Collected.

         Any money or other property collected by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or other property on account of principal (or premium, if any), Maturity Consideration or interest upon presentation of the Securities of such series or coupons appertaining thereto, if any, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due such Trustee under Section 6.07.

         SECOND: To the payment of the amounts then due and unpaid upon the Securities of such series and coupons for principal of (and premium, if any), Maturity Consideration and interest, respectively.

         THIRD: The balance if any, to the Company.

Section 5.07 Limitation on Suits.

         No Holder of any Security of any series or any related coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (b) the Holders of not less than 25% in principal amount or, if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) such Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount or, if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price of the Outstanding Securities of that series;

it being understood and intended that no one or more Holders of Securities of such series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of such series or Holders of any other series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of Holders of Securities of such series.

Section 5.08 Unconditional Right of Securityholders to Receive Principal, Premium, Maturity Consideration and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment or delivery of the principal of (and premium, if any), Maturity Consideration and (subject to Section 3.07) interest on such Security or payment of such coupon on the respective Stated Maturity or Maturities expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date) and to convert such Security in accordance with Article 12 and, subject to Section 5.07, to institute suit for the enforcement of such payment and right to convert and such rights shall not be impaired without the consent of such Holder.

Section 5.09 Restoration of Rights and Remedies.

         If the Trustee or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 5.10 Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11 Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 5.12 Control by Holders.

         The Holders of not less than a majority in principal amount, or if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price of the Outstanding Securities of any series, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on such Trustee, with respect to the Securities of such series; provided that

          (a) such direction shall not be in conflict with any rule of law or with this Indenture,

          (b) the Trustee may take any other action deemed proper by such Trustee which is not inconsistent with such direction,

          (c) such direction is not unduly prejudicial to the rights of Holders of such series not taking part in such direction, and

          (d) subject to the provisions of Section 6.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in good faith, shall by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve personal liability.

Section 5.13 Waiver of Past Defaults.

         Subject to Section 5.02, the Holders of not less than a majority in principal amount, or if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default not theretofor cured,

          (a) in the payment or delivery of the principal of (or premium, if any), Maturity Consideration or interest on any Security of such series, or

          (b) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Securities of such series under this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 5.14 Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in principal amount, or if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price of the Outstanding Securities of any series, or to any suit instituted by any Holder of Securities or coupons for the enforcement of the payment of the principal of (or premium, if any), Maturity Consideration or interest on any Security or payment of any coupon on or after the Stated Maturity or Maturities expressed in such Security or coupon (or, in the case of redemption, on or after the Redemption Date).

Section 5.15 Waiver of Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the exercise of any power herein granted to the Trustee, but will suffer and permit the exercise of every such power as though no such law had been enacted.

                                   ARTICLE VI
                                   THE TRUSTEE

Section 6.01 Certain Duties and Responsibilities.

          (a) Except during the continuance of an Event of Default with respect to any series of Securities:

               (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and only with respect to series of Securities as to which it is Trustee, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not on their face they conform to the requirements of this Indenture.

          (b) In case an Event of Default has occurred and is continuing as to a series of Securities as to which it is Trustee, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (3) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount or, if such Securities are not payable at Maturity for a fixed principal amount, the aggregate issue price of the Outstanding Securities of any series, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series.

          (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 6.02 Notice of Defaults.

         Within 90 days after the occurrence of any default hereunder actually known by a Responsible Officer of the Trustee with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any), Maturity Consideration or interest on any Security of such series, or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 5.01(e) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" with respect to Securities of any series, means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 6.03 Certain Rights of Trustee.

Subject to the provisions of Section 6.01:

          (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed), may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent (including Paying Agents) or attorney appointed with due care by it hereunder;

          (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

          (i) the Trustee shall not be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

          (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder; and

          (k) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

Section 6.04 Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof. The Trustee shall not be responsible for the use or application of any monies received by any Paying Agent other than the Trustee.

Section 6.05 May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, the Security Registrar, any Co-Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar, Co-Registrar or such other agent.

Section 6.06 Money or Other Property Held in Trust.

         Subject to Section 10.03, money or other property held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds or other property except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money or other property received by it hereunder except as otherwise agreed in writing with the Company.

Section 6.07 Compensation and Reimbursement.

The Company agrees

          (a) to pay each of the Trustee, any Co-Trustee, the Security Registrar, any Co-Security Registrar, the Authenticating Agent, and any Paying Agent, as the case may be, from time to time such compensation as shall be agreed in writing between the Company and each of them (as applicable) for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) to pay to or to reimburse each of the Trustee, any Co-Trustee, the Security Registrar, any Co-Security Registrar, the Authenticating Agent, and any Paying Agent, as the case may be, upon their request for all reasonable expenses, disbursements and advances incurred or made by any one of them in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of their agents and counsel), except any such expense, disbursement or advance as may be attributable to their negligence or bad faith;

          (c) to indemnify each of the Trustee, any Co-Trustee, the Security Registrar, any Co-Security Registrar, the Authenticating Agent, and any Paying Agent, and any predecessor of each of them, as the case may be, for, and to hold each of them harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of each of them) incurred without negligence or bad faith on the part of such entity, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim (whether asserted by the Company, a Holder or any other Person) or liability in connection with the exercise or performance of any of their powers or duties hereunder; and

          (d) as security for the performance of the obligations of the Company pursuant to this Section 6.07, the Company and the Holders agree that the Trustee for the Securities of any series shall have a lien prior to the Securities of all such series upon all property and funds held or collected by the Trustee as such.

         The obligations of the Company under this Section shall survive the resignation or removal of the Trustee and satisfaction and discharge of this Indenture.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(g) or Section 5.01(h), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

Section 6.08 Disqualification; Conflicting Interests.

         If the Trustee for the Securities of any series issued hereunder has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

         Nothing   herein  shall  prevent  the  Trustee  from  filing  with  the
Securities and Exchange Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

Section 6.09 Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee with respect to each series of Securities hereunder which shall at all times be either

          (a) a Corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by federal, state or District of Columbia authority; or

          (b) a Corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $50,000,000.

         If such Corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as trustee for the Securities of any series issued hereunder. If at any time the Trustee with respect to any series of Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 6.10 Resignation and Removal; Appointment of Successor.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

          (b) The Trustee may resign with respect to any series of Securities at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee, required by
               Section 6.11, shall not have been delivered to the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to Securities of such series.

          (c) The Trustee may be removed with respect to any series of Securities at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series

          (d)  If at any time:

               (1) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act with respect to any series of Securities after written request therefor by the Company or by any Securityholder who has been a bona fide Holder of a Security of any series for at least six months; or

               (2) the Trustee shall cease to be eligible under Section 6.09 with respect to any series of Securities and shall fail to resign after written request therefor by the Company or by any Holder of Securities of such series; or

               (3) the Trustee shall become incapable of acting with respect to any series of Securities or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 5.14, any Securityholder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee with respect to any series of Securities for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section
               6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee with respect to such series, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company with respect to such series. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Securityholder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Registered Securities of such series as their names and addresses appear in the Security Register and, if Securities of such series are issuable as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each Place of Payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 6.11 Acceptance of Appointment by Successor.

          (a) In case of the appointment hereunder of a successor Trustee with respect to any series of Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee or Trustees an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee or Trustees shall become effective with respect to all or any such series as to which it is resigning as Trustee, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee or Trustees with respect to all or any such series; but, on the request of the Company or the successor Trustee, such retiring Trustee or Trustees shall, upon payment of its charges and all amounts owing under Section 6.07, execute and deliver an instrument transferring to such successor Trustee all the rights, powers, and trusts of the retiring Trustee or Trustees; and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee or Trustees hereunder with respect to all or any such series.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
               (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor Trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          (d) No successor Trustee with respect to a series of Securities shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible with respect to such series under this Article.

Section 6.12 Merger, Conversion, Consolidation or Succession to Business of Trustee.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation or national banking association shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities

Section 6.13 Preferential Collection of Claims Against Company.

         The Trustee shall comply with Section 311(a) of the Trust Indenture Act with respect to each series of Securities for which it is Trustee.

Section 6.14 Appointment of Authenticating Agent.

         At any time when any of the Securities of any series remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to any such series of Securities, which may include any Affiliate of the Company. Such Authenticating Agent or Agents, at the option of the Trustee, shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer, partial conversion or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by a Trustee or a Trustee's certificate of authentication or the delivery of Securities to the Trustee for authentication, such reference shall be deemed to include authentication and delivery on behalf of a Trustee by an Authenticating Agent, a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent, and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent and delivery of Securities to the Authenticating Agent on behalf of the Trustee. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation or national banking association organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus as most recently reported or determined by it sufficient under the laws of any jurisdiction under which it is organized and in which it is doing business to conduct a trust business, and which is otherwise authorized under such laws to conduct such business and is subject to supervision or examination by federal or state authority. Notwithstanding the foregoing, an Authenticating Agent located outside the United States may be appointed by the Trustee if previously approved in writing by the Company and if such Authenticating Agent has a combined capital and surplus as most recently reported or determined by it sufficient under the laws of any jurisdiction under which it is organized and in which it is doing business to conduct a trust business. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any  Corporation  or  national   banking   association  into  which  an
Authenticating Agent may be merged or converted or with which it may be consolidated, or any Corporation or national banking association resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Corporation or national banking association succeeding to all or substantially all the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such Corporation or national banking association shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of any Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time (and upon request by the Company shall) terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor

Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         The provisions of Sections 3.08, 6.04, 6.05 and 6.07 shall be applicable to each Authenticating Agent.

         If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series covered by such appointment may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:



This  is  one  of  the   Securities  of  the  series   provided  for  under  the
within-mentioned Indenture.



[ ________________________], not in its individual
 capacity but solely as Authenticating Agent on behalf of [Trustee]
 By
   -----------------------------------------
 Authorized Officer
 Date: _________________


Section 6.15  Trustee Not Fiduciary for Holders of Senior Indebtedness

     The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

                                  ARTICLE VII
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.01 Company to Furnish Trustee Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee for each series

          (a) semiannually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, containing the names and addresses of the Holders of Registered Securities as of such Regular Record Date; and

          (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of the date not more than 15 days prior to the time such list is requested to be furnished, except that no such lists need be furnished so long as the Trustee is in possession thereof by reason of its acting as Security Registrar for such series.

Section 7.02 Preservation of Information; Communications to Holders.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section
               7.01 and the names and addresses of Holders of Securities received by the Trustee in its capacity as the Security Registrar or Co-Security Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

          (b) If three or more Holders of Securities of any series (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series or with the Holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

               (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.02(a); or

               (2) inform such applicants as to the approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Security of such series or all Holders of Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders of Securities of such series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders of Securities with reasonable promptness after the entry of such order and the renewal of such tender; otherwise, the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 7.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.02 (b).

Section 7.03 Reports by Trustee.

          (a) The term "reporting date", as used in this Section, shall be [ ] of each year, commencing with the later of [ ] or the first [ ] after the first issuance of Securities of a series for which the Trustee is acting as Trustee pursuant to this Indenture. Within [60] days after the reporting date in each year, the Trustee shall transmit by mail to all Holders of Registered Securities as provided in Section 313(c) of the Trust Indenture Act, as their names and addresses appear in the Security Register, a brief report dated as of such reporting date if required by Section 313(a) of the Trust Indenture Act.

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange and of any delisting thereof.

Section 7.04 Reports by Company.

The Company shall:

          (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (c) transmit by mail to all Holders of Securities, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

         Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                  ARTICLE VIII
                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

Section 8.01 Company May Consolidate, etc., Only on Certain Terms.

         The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

          (a) The corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer or which leases the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment or delivery of the principal of (and premium, if any), Maturity Consideration and interest on (including all additional amounts, if any, payable pursuant to
               Section 10.04) all the Securities, conversion rights in accordance with Section 12.11 and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

          (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

provided, that, the provisions of this Section 8.01 may be changed as to any series of Securities if and to the extent provided in an Officer's Certificate delivered pursuant to Section 3.01 establishing the terms of such series of Securities.

Section 8.02 Successor Corporation Substituted.

         Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 8.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein. In the event of any such conveyance or transfer, the Company as the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and may be dissolved, wound up and liquidated at any time thereafter.

         Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication pursuant to such provisions and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale or conveyance, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

Section 9.01      Supplemental Indentures Without Consent of Securityholders.

         Without notice to or the consent of any Holder of any Security or coupon, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (b) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company; or to add any additional Events of Default with respect to all or any series of the Securities (and, if such Event of Default is applicable to less than all the series of Securities, specifying the series to which such Event of Default is applicable) for the benefit of the Holders of all or any series of the Securities (and if such Events of Default are to be for the benefit of less that all series of Securities stating that such Events of default are expressly being included solely for the benefit of such series); provided, however, that in respect of any such additional Events of Default, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of that or those series of Securities to which such additional Events of Default apply to waive such default; or

          (c) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of (or premium, if any), Maturity Consideration or any interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit the issuance of Securities in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

          (d) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is adversely affected by such change in or elimination of such provision; or

          (e) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee; or

          (f) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01; or

          (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

          (h) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

          (i) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to
               Section 4.01 and 4.03; provided in each case that any such action shall not adversely affect the interests of Holders of Securities of such series and any related coupons or any other series of Securities in any material respect; or

          (j) to provide for conversion rights of the Holders of Securities of any Series to enable such Holders to convert such Securities into other securities of the Company.

Any supplemental indenture authorized by the provisions of this Section 9.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 9.02.

Section 9.02 Supplemental Indentures with Consent of Securityholders.

With the consent of the Holders of not less than a majority in principal amount or, if such Securities are not payable at Maturity for a fixed principal amount, a majority of the aggregate issue price of the Outstanding Securities of all series affected by such supplemental indenture or indentures (acting as one class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of each such series and any related coupons under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holders of each Outstanding Security affected thereby,

          (a) change the Stated Maturity of the principal of, or the Stated Maturity of any installment of principal of or interest (or premium, if any) or any Maturity Consideration on any Outstanding Security, or reduce the principal amount or Maturity Consideration thereof (or premium, if any, thereon) or the rate of interest thereon or change the obligation of the Company to pay additional amounts pursuant to Section 10.04 (except as contemplated by Section 8.01(a) and permitted by Section 9.01), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
               Section 5.02, or change the method of calculating interest thereon or to any Place of Payment where, or the coin or currency unit or other property in which, any Outstanding Security (or premium, if any, thereon) or the interest thereon is payable or deliverable, or impair the right to institute suit for the enforcement of any such payment or delivery on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or adversely affect the right to convert any Security as provided in Article 12; or

          (b) reduce the percentage in principal amount or issue price of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

          (c)  modify any of the  provisions  of this  Section,  Section 5.13 or
               Section 10.07, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 10.07 or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.01(h); or

          (d) change any obligations of the Company to maintain an office or agency in the places and for the purposes specified in Section 10.02.

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the right under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 9.03 Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, in addition to the documents required by Section 1.02, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by and complies with this Indenture and has been duly authorized, executed and delivered and is enforceable in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects such Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 9.04 Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 9.05 Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 9.06 Reference in Securities to Supplemental Indentures.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Company, bear a notation in form approved by the Company as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by such Trustee in exchange for Outstanding Securities of such series.

                                    ARTICLE X
                                    COVENANTS

Section 10.01 Payment of Principal, Premium, if any, the Maturity Consideration and Interest.

         The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or deliver the principal of (and premium, if any), Maturity Consideration and interest (if any) on the Securities of such series and any additional amounts described in Section 10.04 in accordance with the terms of the Securities of such series, any coupons appertaining thereto and this Indenture.

Section 10.02 Maintenance of Office or Agency.

         If Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment or delivery of Maturity Consideration, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If Securities of a series may be issuable as Bearer Securities, the Company will maintain an office or agency where any Securities of that series may be presented or surrendered for payment (A) in the Borough of Manhattan, The City of New York, and (B) where any Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the

Corporate Trust Office of such Trustee, except that the Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to Section 10.04) at the place specified for the purpose as contemplated by Section 3.01, and the Company hereby appoints such Trustee as its agent to receive all such presentations, surrenders, notices and demands (other than those with respect to the Bearer Securities). Notwithstanding any other provisions, to the contrary, the Company at its option may make payment of principal (and premium if any), and interest with respect to Registered Securities by check mailed to the address of the Person entitled thereto, as such address appears on the registry books of the Company.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes specified above in this Section and may from time to time rescind such designations.

Section 10.03 Money or Other Property for Securities Payments and Deliveries to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any), Maturity Consideration or interest on any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum or other property sufficient to pay or deliver the principal (and premium, if any), Maturity Consideration or interest so becoming due until such sums or other property shall be paid or delivered to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act. If the Company chooses to act as its own Paying Agent, the Company shall notify the Trustee 15 Business Days prior to such action.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to the opening of business on each due date of the principal of (and premium, if any), Maturity Consideration or interest on any Securities of such series, deposit with a Paying Agent a sum or other property sufficient to pay or deliver the principal (and premium, if any), Maturity Consideration or interest so becoming due, such sum or other property to be held in trust for the benefit of the Persons entitled to such principal (and premium, if any), Maturity Consideration or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (a) hold all sums or other property held by it for the payment of or delivery of the principal of (and premium, if any), Maturity Consideration or interest on Securities of such series in trust for the benefit of the Persons entitled thereto until such sums or other property shall be paid or delivered to such Persons or otherwise disposed of as herein provided;

          (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment or delivery of principal

               (and premium, if any), Maturity Consideration or interest on the Securities of such series; and

          (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay or deliver to the Trustee all sums or other property so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay or deliver, or by Company Order direct any Paying Agent to pay or deliver, to the Trustee all sums or other property held in trust by the Company or such Paying Agent, such sums or other property to be held by the Trustee upon the same trusts as those upon which such sums or other property were held by the Company or such Paying Agent; and, upon such payment or delivery by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money or other property.

         Any money or other property deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment or delivery of the principal of (and premium, if any), Maturity Consideration or interest in any Security of any series and remaining unclaimed for two years after such principal (and premium, if any), Maturity Consideration or interest has become due and payable or deliverable shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be paid or delivered to the Company on Company request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment or delivery thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money or other property, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment or delivery, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money or other property remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money or other property then remaining will be repaid or delivered to the Company.

Section 10.04     Additional Amounts.

         If the Securities of a series provide for the payment of additional amounts, the Company will pay to the Holder of any Security of any series or any coupon appertaining thereto additional amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest on, or in respect to, any Security of any series or payment of any related coupon or the net proceeds received on the sale or exchange of any Securities of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

         If the Securities of a series provided for the payment of additional amounts, at least 15 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment or delivery of principal (and premium, if any) or Maturity Consideration is made), and at least 15 days prior to each date of payment or delivery of principal of (and premium, if any) or Maturity Consideration or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment or delivery of principal of (and premium, if any) or Maturity Consideration or interest on the Securities of that series shall be made to Holders of Securities of that series or any related coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments or deliveries to such Holders of Securities or coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

Section 10.05 Corporate Existence.

         Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, the rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company considered as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders of Securities.

Section 10.06 Statement as to Compliance.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, commencing with the first calendar year following the issuance of Securities of any series under this Indenture, a brief certificate, which need not comply with Section 1.02, signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, covering the period from the date of issuance of such Securities to the end of the calendar year in which such Securities were issued, in the case of the first such certificate, and covering the preceding calendar year in the case of each subsequent certificate stating, as to each signer thereof, that

          (a)  a review of the activities of the Company during such year and of
               performance   under  this  Indenture  has  been  made  under  his
               supervision, and

          (b) to the best of his or her knowledge, based on such review, (a) the Company has complied with all conditions and covenants on its part contained in this Indenture throughout such year, or, if there has been a default by the Company in the performance, observance or fulfillment of any such condition or covenant, specifying each such default known to him or her and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him or her and the nature and status thereof.

         For the purpose of this Section 10.06, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

Section 10.07 Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 10.05 with respect to the Securities of any series if before the time for such compliance the Holders of at least 50% in principal amount, or if such Securities are not payable at Maturity for a fixed principal amount, 50% of the aggregate issue price, of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company in respect of any such term, provision or condition shall remain in full force and effect.

Section 10.08 Calculation of Original Issue Discount.

         The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

Section 10.09 Statement by Officers as to Default.

         The Company shall deliver to the Trustee, as soon as possible and in any event within five days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

                                   ARTICLE XI
                            REDEMPTION OF SECURITIES

Section 11.01 Applicability of Article.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article.

Section 11.02 Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities redeemable at the option of the Company shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least [60] days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount or amount of Maturity Consideration of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish such Trustee with an Officers' Certificate evidencing compliance with such restriction.

Section 11.03 Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than [60] days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, on a pro rata basis, by lot or by such method as such Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount or issue price of Securities of such series or a denomination equal to or larger than the minimum authorized denomination for Securities of that series. Unless otherwise provided by the terms of the Securities of any series the denominations of the Securities so selected for partial redemption shall be, in the case of Registered Securities, equal in value to $[_____] or an integral multiple of $[_____] in excess thereof, or, in the case of Bearer Securities, equal to $[_____] or $[_____], and the principal amount of any such Securities which remains outstanding shall not be less than the minimum authorized denomination for Securities of such series.

         The Trustee shall promptly notify the Company, the Security Registrar and the Co-Trustee, if any, in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount or Maturity Consideration thereof to be redeemed.

         If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities that have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 11.04 Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than [30] nor more than [60] days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register, or, in the case of Bearer Securities, the manner provided in Section 1.06.

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

         All notices of redemption shall identify the Securities to be redeemed (including CUSIP numbers) and shall state:

          (a)  the Redemption Date;

          (b)  the Redemption Price;

          (c) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, respective the principal amounts) of the particular Securities to be redeemed;

          (d) that on the Redemption Date, the Redemption Price will become due and payable upon each such Security to be redeemed and, that interest, if any, thereon will cease to accrue on and after said date;

          (e) in the case any Security is to be redeemed in part only, the notice that relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder will receive, without charge, a new Security or securities of authorized denominations for the principal amount thereof remaining unredeemed;

          (f) the conversion price, the date on which the right to convert the principal of the Securities to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion;

          (g) the place or places where such Securities, together in the case of Bearer Securities with all remaining coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price; and

          (h)  that the redemption is for a sinking fund, if such is the case.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by such Trustee in the name and at the expense of the Company. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

Section 11.05 Deposit of Redemption Price.

         Prior to 10:00 A.M., New York City time, on any Redemption Date, the Company shall deposit or cause to be deposited with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date, other than any Securities called for redemption on that date that have been converted prior to the date of such deposit.

         If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to the right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 3.07) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

Section 11.06 Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Securities for redemption in accordance with said notice, such Securities shall be paid by the Company at the Redemption Price; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of coupons for such interest. Installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the close of business on the relevant Regular Record Dates according to their terms and the provisions of
Section 3.07.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by such Security, or as otherwise provided in such Security.

Section 11.07 Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company in a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and such Trustee shall authenticate and deliver to the Holder of such Security without service charge to the Holder, a new Security or Securities of the same Series and Stated Maturity, of any authorized denominations as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                  ARTICLE XII
                           [Conversion of Securities]

Section 12.01 Conversion Privilege.

         Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, Securities of any series or any portion of the principal amount thereof that is

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

$[______] or an integral multiple of $[______] may be converted at the principal amount thereof, or such portion thereof, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock, in accordance with the terms of such series of Securities and (except as otherwise specified as contemplated by Section 3.01) in accordance with this Article. In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at the close of business on the Business Day that is 10 days prior to the Redemption Date, unless the Company defaults in making the payment due upon redemption.

         The price at which shares of Common Stock shall be delivered upon conversion, which shall be specified as contemplated by Section 3.01, shall be referred to herein as the "conversion price." The conversion price shall be adjusted in certain instances as provided in paragraphs (a), (b), (c), (d) and
(g) of Section 12.04.

Section 12.02 Exercise of Conversion Privilege.

         In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained for that purpose pursuant to Section 10.02, accompanied by written notice to the Company at such office or agency that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of Securities or portions thereof that have been called for redemption on a Redemption Date within such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Securities being surrendered for conversion. Except as provided in the preceding sentence and in
Section 3.07, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

         Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fractional share, as provided in Section 12.03.

         In the case of any Security that is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the portion of the principal amount of such Security not converted.

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

Section 12.03 Fractional Shares.

         No fractional shares of Common Stock shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares that shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of a fractional share of Common Stock that would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock (as determined by the Board of Directors or in any manner prescribed by the Board of Directors) at the close of business on the day of conversion.

Section 12.04 Adjustment of Conversion Price.

          (a) In case the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company in Common Stock, the conversion price in effect at the opening of the Trading Day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of the Trading Day on the date fixed for such determination and the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company, but shall include shares issuable in respect of scrip certificates issued in lieu of fractional shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

          (b) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the dated fixed for the determination of stockholders entitled to receive such rights or warrants, the conversion price in effect at the opening of the Trading Day following the date fixed for such determination shall be reduced by multiplying such conversion price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock that the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of the Trading Day following the date fixed for determination. For the purposes of this paragraph (b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company, but shall include shares issuable in respect of scrip certificates issued in lieu of fractional shares of Common Stock. The Company will not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company.

          (c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the conversion price in effect at the opening of the Trading Day following the day upon which such subdivision becomes effective shall be proportionately reduced and, conversely, in the case that outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its Indebtedness or assets (including securities, but excluding any rights or warrants referred to in paragraph (b) of this Section, any dividend or distribution paid in cash out of the retained earnings of the Company and any dividend or distribution referred to in paragraph (a) of this Section), the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the current market price share (determined as provided in paragraph (f) of this Section) of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of the portion of the assets or evidences of Indebtedness so distributed applicable to one share of Common Stock and the denominator of which shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

          (e) The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger, to which Section 12.11 applies) shall be deemed to involve (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (d) of this Section) and (ii) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (c) of this Section).

          (f) For the purpose of any computation under paragraphs (b) and (d) of this Section, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the five consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. The closing price for each day shall be the last reported sales price regular way or, in case that no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq National Market or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose. For purposes of this paragraph, the term "`ex date," when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on such exchange or in such market without the right to receive such issuance or distribution.

          (g) The Company may make such reductions in the conversion price, in addition to those required by paragraphs (a), (b), (c) and (d) of this Section, as it considers to be advisable in order that any event treated for federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

Section 12.05 Notice of Adjustments of Conversion Price.

Whenever the conversion price is adjusted as herein provided:

          (a) the Company shall compute the adjusted conversion price in accordance with Section 12.04 and shall prepare a certificate signed by the Treasurer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.02; and

          (b) a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall forthwith be required and, as soon as practicable

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               after it is  required,  shall be  mailed  by the  Company  to all
               Holders at their last addresses as they shall appear in the Register.

Section 12.06 Notice of Certain Corporate Action.

In case:

          (a) the Company shall declare a dividend (or any other distribution) on the Common Stock payable otherwise than in cash out of its retained earnings; or

          (b) the Company shall authorize the granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

          (c) of any reclassification of the Common Stock (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.02, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Register, at least 20 days (or 10 days in any case specified in clause
(a) or (b) above) prior to the applicable record or effective date hereinafter specified, a notice stating (y) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (z) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

Section 12.07 Company to Reserve Common Stock.

The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Securities.

Section 12.08 Taxes on Conversions.

         The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer

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involved  in the issue and  delivery  of shares of Common  Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

Section 12.09 Covenant as to Common Stock.

         The Company covenants that all shares of Common Stock that may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and, except as provided in Section 12.08, the Company will pay all taxes, liens and charges with respect to the issue thereof.

Section 12.10 Cancellation of Converted Securities.

         All Securities delivered for conversion shall be delivered to the Trustee to be cancelled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.09.

Section 12.11 Provisions in Case of Consolidation, Merger or Sale of Assets.

         In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 12.01, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("constituent Person"), or an Affiliate of a constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, sale or transfer by others than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("nonelecting share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). Such supplemental indenture shall provide for adjustments that, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 12. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.

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         The Company shall be solely  responsible  for performing the duties and responsibilities contained in this Article 12 and the Trustee shall have no responsibility therefor.]

                                  ARTICLE XIII
                                  SINKING FUNDS

Section 13.01 Applicability of Article.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 13.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 13.02 Satisfaction of Sinking Fund Payments with Securities.

         The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) together in the case of any Bearer Securities of such series, with all unmatured coupons appertaining thereto and
(2) may apply as a credit Securities [of a series that have been converted pursuant to Article 12 or] that have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such Series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 13.03 Redemption of Securities for Sinking Fund.

         Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying (i) the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, (ii) the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 13.02 (such Security to be credited, or proof of ownership thereof by the Company satisfactory to the Trustee, to be delivered together with the Officers' Certificate), and (iii) that none of such Securities has theretofore been so credited and stating the basis for such credit, and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such

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sinking  fund payment  date in the manner  specified in Section  11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 11.06 and 11.07.

                                  ARTICLE XIV
                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

Section 14.01     Exemption from Individual Liability.

         No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security or coupon, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or coupons or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or coupons or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Securities.

                                   ARTICLE XV
                                  MISCELLANEOUS

Section 15.01 Counterparts.

         This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.



COMMERCE BANCORP, INC.


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By:
   -----------------------------------------

Title:
      --------------------------------------



  THE BANK OF NEW YORK, as Trustee



By:
   -----------------------------------------

Title:
      --------------------------------------





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